Contract No.: 64720092502010004

Mortgagor (Party A): Zhejiang Changxing Ruilang Electronic Co., Ltd.

Location: Changxing Economic Development Zone	Postcode: 313100

Legal representative (principal): Xu Keyong

Fax: 6030427	Telephone: 6052666

Mortgagee (Party B): China Construction Bank Changxing Sub-branch

Location:	Postcode: 313100

Principal: Wang Wei

Fax:	Telephone: 6024028

Whereas, Party B continues to conduct financing business of the following (1) for Changxing Chisen Electric Co., Ltd. (herein after referred to as “Borrower”) and, from January 12, 2010 to January 11, 2013 (hereinafter referred to as “definite period of Lender’s rights”), will conclude or has concluded RMB loan contract, foreign exchange loan contract, bank acceptance contract, contract for establishment of L /C, contract for issuance of L/G and/or other legal instruments (the said contract, agreement and/or other legal instrument concluded during the definite period of Lender’s rights are hereinafter referred to as “master contract”).

(1) Issuing RMB/ foreign currency loan;

(2) Accepting commercial bill;

(3) Establishing L/C;

(4) Issuing L/G;

(5) Other credit-giving business:                                      .

Party A is willing to provide mortgage guarantee of maximum amount for the debts of the Borrower under master contract. In accordance with relevant laws and regulations, Party A and Party B conclude the contract through negotiation and promise to abide by and carry out.

Article 1  Collateral

1.	Party A set mortgage with the property listed in “List of collateral” hereof.

2.
In the event that renewal of ownership or other title certificate of collateral of the collateral causes the “List of collateral” hereof or other title (right or mortgage) certificate accepted by Party B to be inconsistent with new title certificate or relevant records in the register of registration authority, Party A may not refuse to undertake guarantee liabilities hereby.

3.
Except as otherwise agreed by Party A and Party B or stipulated by law, the property newly added to the collateral due to annexing, mixing, processing and rebuilding will be taken as the mortgage guarantee of the Lender’s rights of Party B, and Party A shall carry out necessary mortgage registration as required by Party B.

4.	If the value of collateral has or may decrease and this will impact the realization of Lender’s rights by Party B, Party A shall provide new guarantee as required by Party B.

Article 2  Scope of mortgage guarantee and the maximum amount of Lender’s rights

1.
The guarantee scope of the mortgage of maximum amount includes all debts under master contract, including but without limitation all principals, interests (including compound interest and penalty interest), liquidated damages, compensation, other amounts payable to Party B by the Borrower (including but without limitation relevant handling charges, telecommunications fees, miscellaneous expenses and relevant banking charges repudiated by the beneficiary of L/C which have been paid by Party B in advance), expenses accrued to Party B for the realization of Lender’s rights and rights to guarantee (including but without limitation litigation costs, arbitration fees, property security expenses, travel costs, expenses of execution, appraisal costs, auction fees, notary fees, delivery fees, charges for announcement and legal fees).

2.
The maximum amount of guarantee liabilities under the mortgage herein is (currency) RMB (amount) 44,000,000.00. If Party A fulfills guarantee liabilities according to this Contract, the said maximum amount will be reduced correspondingly by fulfilled amount.

3.
The loans, advances, interests, expenses or any other Lender’s rights of Party B under master contract will still fall within the guarantee scope of the mortgage of maximum amount, even though their actual occurrence time exceeds the definite period of Lender’s rights. The deadline of performing the debts under master contract will not be subject to the expiration of the definite period of Lender’s rights.

Article 3  Registration of the collateral

Both parties shall, within 5 working days after the conclusion of this Contract, carry out mortgage registration before corresponding registration authority. Party A shall, at the date of completion of mortgage registration, delivery to Party B the originals of certificate of other rights, mortgage registration document and other right certificates of the collateral.

Article 4  Alteration of master contract

1.
Party A agrees that Party B and the Borrower, while concluding master contract or alter it (including but without limitation renewal of the period of repaying debts, or increase of the principal of Lender’s rights), need not to notify Party A and that Party A shall still undertake guarantee liabilities within the maximum amount and guarantee scope as specified herein.

2.	Change of party hereto

The guarantee liabilities of Party A will not be mitigated due to any one of the following events:

(1)	Restructuring, consolidation, merger, division, increase or decrease in capital, joint venture, joint operation, change of name of Party B or the Borrower;

(2)	Party B entrusts a third party to fulfill its obligations under master contract;

3.
In case the Lender’s rights under master contract are transferred to a third party, the guarantee hereunder will be transferred therewith and Party A shall assist Party B and such third party in carrying out the registration of changing mortgage as stipulated by law.

4.
In case the transfer of Lender’s rights or debts under master contract is ineffective, invalid, revoked or rescinded, Party A shall still undertake guarantee liabilities to Party B as specified herein.

Article 5  Possession and custody of collateral

1.
Party A shall possess, maintain and use the collateral properly, keep it in good condition and pay all taxes related to it on schedule. Party B has the right to inspect the collateral and may require Party A hand over the original of its title certificate to Party B for custody.

2.
In case Party A entrusts or allows a third party to possess, keep and use the collateral, it shall notify such third party of the right to mortgage of Party B concerning the collateral, and require it to keep the collateral in good condition, accept Party B’s inspection and not to prevent Party B to realize the right to mortgage. Party A shall not be exempted from the liabilities described in the preceding clause and be liable for the acts of such third party.

3.
The personal injury or property damage arising out of the collateral shall be undertaken by Party A. If Party B bears liability for the claim therefore or pay compensation for Party A, Party B has the right to recover from Party A.

Article 6  Insurance of collateral

1.
Except as otherwise agreed by both parties hereto, Party A shall arrange and maintain insurance for the collateral by law and according to insurance coverage, period, and amount appointed by Party B. The insurer shall have legal qualification and good reputation.

2.
The content of insurance policy shall conform to the requirements of Party B and any restrictive condition that damages Party B’s rights and interests may not be added. Insurance policy shall state specially: Party B is the preferred indemnified party (the first beneficiary) of insurance compensations; the change of insurance policy shall be subject to the written consent of Party B; in case of insurance risk, insurer shall transfer directly insurance compensations to the account appointed by Party B. If the collateral has been insured but the above-mentioned contents have not noted thereon, the insurance policy shall be annotated or altered correspondingly.

3.
Party A shall ensure insurance remains in force, and may not cause insurance to be disrupted, cancelled or invalid with any reason, or not cause insurer to mitigate liability for compensation, or not change insurance policy without party B’s consent. If the period of insurance expires and if the Lender’s rights guaranteed by Party A have not been repaid fully, Party A shall renew the period of insurance correspondingly.

4.
Party A shall, within 5 working days as of the conclusion of this Contract (in case the insurance of the collateral is renewed, as of the date of renewal), deliver to Party B the original of insurance policy of the collateral and keep in Party B’s address the documents related to insurance claim or necessary for the transfer of insurance interest.

5.	In respect of the insurance compensation concerning the collateral, Party B has the right to dispose of by the following ways and Party A shall assist in carrying out relevant procedures:

(1)	Using to repair the collateral to restore its value with Party B’s consent;

(2)	Repaying or repaying in advance the principals, interests and relevant expenses of the debts under master contract;

(3)	Proving pledge guarantee for the debts under master contract;

(4)	Disposing of by Party A at liberty if Party A provides new guarantee satisfactory to Party B.

Article 7  Limitation on Disposing of the collateral by Party A

1.
Without Party B’s written consent, Party A may not dispose of the collateral by any way, including but without limitation waiver, lease (including the renewal of previous leasing contract), donation, transfer, contribution, repeated guarantee, displacement, change into public use, annex with other buildings, rebuilding, partition.

2.
With Party B’s written consent, the prices or other amounts obtained from the disposal of the collateral by Party A shall be deposited into the account appointed by Party B. Party B has the right to dispose of the collateral by any way described in Paragraph (2), (3) and (4) of Clause 5 of Article 6 hereof, and Party A shall assist in carrying out relevant procedures.

Article 8  Interference from third party

1.
If the collateral is levied, expropriated, demolished, confiscated, retaken without compensation, or seized, frozen, detained, supervised, created with lien, auctioned, occupied forcibly, destructed, or disposed of otherwise by a third party, Party A shall notify Party B promptly and take measures to prevent, exclude or remedy to prevent further loss; Party A shall, at the request of Party B, provide new guarantee satisfactory to Party B.

2.
The remaining part of the collateral after the occurrence of the events in preceding clause shall still be taken as the mortgage guarantee of the Lender’s rights of Party B. The indemnification or compensation Party A obtains for the above reasons shall be deposited into the account appointed by Party B. Party B has the right to dispose of the collateral by any way described in Paragraph (1), (2), (3) and (4) of Clause 5 of Article 6 hereof, and Party A shall assist in carrying out relevant procedures.

Article 9  Realization of right to mortgage

1.
If the Borrower fails to fulfill the debts due and payable under master contract or the debts announced due and payable in advance or violates other provisions under master contract, Party B has the right to dispose of the collateral.

2.
The value recorded in List of collateral hereof or agreed otherwise by both parties (hereinafter referred to as “provisional value”), whether recorded in the register of registration authority, may not represent the final value of the collateral. The final value shall be the net amount of the prices obtained from disposal of the collateral by Party B minus all taxes.

If the collateral is used to set off the Lender’s rights of Party B, the said provisional value will not be taken as the basis of setting off the Lender’s rights of Party B with the collateral, and the value of the collateral will be appraised and confirmed by Party A and Party B through negotiation or fairly by law.

3.
The prices from disposal of the collateral by Party B shall, after paying the expenses incurred during realization or auction (including but without limitation custody charges, appraisal fees, auction charges, transfer fees, taxes, transfer fee of national land use right), be used with preference to pay off the debts under master contract, and the remaining will be returned to Party A.

4.
If Party A and the Borrower are the same one, Party B may apply for forcible execution against the property other than the collateral of Party A, provided that Party B may not waive the right to mortgage or dispose of the collateral first.

5.	Party A may not prevent Party B from realizing the right to mortgage in any way (including acts or omissions).

6.
Whether Party B has other guarantee (including but without limitation guarantee, mortgage, pledge, L/G, stand-by L/C) for the Lender’s rights under master contract, whether the said other guarantee will be established or valid at any time and whether Party B lodges claim against other guarantor, whether there is a third party willing to undertake the debts under master contract in whole or in part, whether other guarantee is provided by the Borrower, the guarantee liabilities of Party A hereunder may not be mitigated; Party B may require directly Party A to undertake guarantee liabilities within its guarantee scope as specified herein and Party A will not put forward any objection.

7.
If the maximum amount of the guarantee liabilities hereunder is lower than the balance of actual debts under master contract, and if the Lender’s rights under master contract have not been paid off fully after Party A undertakes guarantee liabilities, Party A undertakes that it will claim (including exercise in advance) right of subrogation or right of recourse against the Borrower or other guarantors and not cause any damage to Party B’s rights and interests and agrees that the discharge of the debts under master contact has precedence over the realization of the right of subrogation or right of recourse of Party A.

Concretely speaking, before the Lender’s rights of Party B are paid off fully,

(1)
Party A agrees not to claim right of subrogation or right of recourse against the Borrower or other guarantors; if the prices obtained from any disposal of the collateral are settled, Party A shall assist in carrying out relevant procedures.

(2)
If the right to mortgage fails to be created effectively or the value of the collateral decrease or Party B fails to realize the right to mortgage promptly or fully because of Party A, and if Party A and the Borrower are not the same one, Party B has the right to require Party A to undertake joint and several liabilities to the debts and the Borrower within the guarantee scope specified herein.

Liabilities for breach of Party B

If Party B loses the title certificate of the collateral delivered by Party A due to Party B’s fault; or Party B, after the completion of discharge f the debts under master contract, fails to return the title certificate of the collateral in time or, after application of Party A, fails to assist in carrying out the procedures for nullifying mortgage registration by law, Party A has the right to take one or more of the following measures:

(1)	Requiring Party B to bear the expenses of post-registering the title certificate of the collateral;

(2)	Requiring Party B to postpone returning the title certificate of the collateral or assisting Party B in carrying out the procedures for nullifying mortgage registration.

Article 11  Miscellaneous

1.	Assumption of fees

All expenses related to this Contract and the collateral hereunder (including but without limitation possession, management, disposal, registration, notarization, insurance, transportation, storage, custody, appraisal, repair, maintenance, auction, transfer, etc.) shall be borne by Party A, except as otherwise agreed by both parties.

2.	Deduction of payables

In respect of all payables of Party A hereunder, Party B has the right to deduct relevant payables in RMB or other currency from the account Party A opens in China Construction Bank without a prior notification to Party A. In case of the transaction of exchange settlement and sales or foreign exchange trading, Party A is liable to assist Party B in carrying out and the exchange rate risk shall be borne by Party A.

3.	Use of Party A’s information

Party A agrees Party B to inquire Party A’s credit standing before the credit database authorized by People’s Bank of China and credit consulting competent authority or other relevant unit or department and to provide Party A’s information to the credit database authorized by People’s Bank of China and credit consulting competent authority. Party A also agrees that Party B may use and disclose Party A’s information reasonably due to business.

4.	Announcement and collection

In respect of Party A’s breach of contract, Party B has the right to report to relevant department or unit and announce and collect through news media.

5.	Evidentiary effect of Party B’s records

Unless there is reliable and affirmatory evidence, Party B’s internal financial records about principals, interests, expenses and repayment, receipts and vouchers made or kept by Party B concerning the withdrawal, repayment and interest payment of the Borrower and the records and vouchers about Party B’s collection of loans shall consist of the affirmatory evidence to certify effectively the borrower-lender relationship under master contract. Party A may not lodge any objection because the above-mentioned records, receipts and vouchers are made or kept by Party B unilaterally.

6.	Reservation of rights

Party B’s rights hereunder may not impact or exclude any rights it may have in accordance with laws and regulations and other contracts. Any tolerance, grace, preference or postponement of any right hereunder for any default or delay shall not be deemed as the waiver of the rights and interest hereunder or permit or approval of any breach of this Contract, not impact, prevent or hamper the further exercise of such right or the exercise of any other right, and not cause Party B to undertake any liability and responsibility to Party A.

Even though Party B fails to exercise or defer exercising any right under master contract or does not use up ay remedy under master contract, Party A’s guarantee liabilities hereunder may be not mitigated therefore. However, if Party B mitigate the debts under master contract, Party A’s guarantee liabilities hereunder shall be mitigated correspondingly.

7.
If Party A is divided or dissolved, or enters into bankruptcy procedures, or is revoked or cancelled industry and commerce registration or business license, or the collateral is damaged, lost, infringed or out of Party A’s control, or the property right of the collateral is disputed or the title certificate is written off, Party A shall notify Party B promptly.

8.	Dissolution or bankruptcy of the Borrower

Party A shall, after knowing the Borrower has entered into dissolution or bankruptcy procedures, notify promptly Party B of reporting Lender’s rights and participate in the dissolution or bankruptcy procedures in time to exercise the right of recourse in advance. If Party A fails to exercise the right of recourse in advance promptly after it knows or shall know the Borrower has entered into dissolution or bankruptcy procedures, its loss shall be borne by itself.

Notwithstanding the provisions in Paragraph 2 of Clause 6 of this article, if Party B, during the bankruptcy procedures of the Borrower, reaches a settlement agreement with the Borrower or agrees to reorganization Plan and if Party B’s rights hereunder will not be damaged due to such settlement agreement or reorganization plan, Party A’s guarantee liabilities may not be mitigated. Party A may not oppose Party B’s claims with such settlement agreement or reorganization plan. If Party B fails to be paid off for such Lender’s rights as Party B has made concession for to the Borrower in settlement agreement or reorganization plan, Party B still has the right to require Party A to undertake guarantee liabilities.

9.	Dissolution or bankruptcy of Party A

In the event of the dissolution or bankruptcy of Party A, even though the Lender’s rights of Party B under master contract have not become due, Party B still has the right to participate in the liquidation or bankruptcy procedures of Party A to report rights.

10.	Where Party A’s address or contact way is changed, it shall notify Party B promptly in written. Any loss due to the failure of Party A to notify shall be borne by Party A.

11.	Other provisions

Within the period of this Contract, if the contracts and agreement and other legal instruments concluded for the Lender’s rights and debts between Party B and the Borrower Changxing Chisen Electric Co., Ltd. are not guaranteed by this Contract, they shall be explained in such contracts and agreement and other legal instruments.

12.	Settlement of dispute

Any dispute arising out during the performance of this Contract may be solved through negotiation. In case no settlement can be reached, the dispute may be solved by the following 1 way. During litigation or arbitration, the provisions uninvolved in dispute must be continued.

(1)	Bring a lawsuit before the people’s court at Party B’s location.

(2)
Submit to             Arbitration Commission (the place of arbitration is                 ) for arbitration in accordance with rules in effect at the time of applying for arbitration. The arbitration award shall be final and binding upon both parties.

13.	Effectiveness of this Contract

The Contract shall come into force as soon as being signed or sealed by Party A’s legal representative (principal) or authorized agent and Party B’s principal or authorized agent.

14.	The Contract is in quadruplicate.

Article 12  List of collateral

The list of collateral hereunder is as follows:

List of collateral

Name of collateral	No. of ownership certificate and other certificates	Location	Area or quantity	Value of collateral (10,000.00 yuan)	Amount of mortgage set for other Lender’s rights	Remark

Real estate	00126627 00126762	Changxing Economic Development Zone	30307.92 ㎡	3597.5501	0

Land use right	C.T.G.Y [2007] No.1-1756	Changxing Economic Development Zone	59551.78 ㎡	3007.3649	0

Article 13  Statement and covenants of Party A

1.	Party A has a clear understanding of the business scope and authority of Party B.

2.
Party A has read all provisions under this Contract and master contract. At the request of Party A, Party B has made corresponding explanations for this Contract and master contract. Party A has understood thoroughly the meanings of all provisions under this Contract and master contract and relevant legal consequences.

3.
Party A is qualified for a guarantor legally. Party A’s guarantee acts hereunder comply with laws, administrative regulations, rules and the articles of association or internal organization documents of Party A and have also be authorized by the competent institution inside Party A and/or competent national authority. Party A shall bear all liabilities because Party A has no authority to sign this Contract, including but without limitation full compensation of the losses sustained by Party B therefore.

4.	Party A has full understood the assets, debts, operation, credibility, and reputation of the Borrower, the qualification of the Borrower to sign master contract and all contents of master contract.

5.
Party A has the ownership or right to dispose of the collateral by law. The collateral is not a public utility or not forbidden to be traded or transferred, and there is no dispute regarding its ownership,

6.	The collateral has no other co-owner, or although it has other co-owner, the mortgage guarantee hereunder has been permitted by such co-owner in written.

7.
The collateral has no such defect or encumbrance as has not been notified to Party B in written, including but without limitation the collateral is limited merchantable thing or is sealed up, detained, supervised, leased, kept or mortgaged, or there is any unpaid purchasing prices, maintenance fees, construction project prices, national taxes, transfer fees of land use right and damages, or the collateral has been created for guarantee by a third party.

8.	All data and information provided by Party A to Party B for the collateral are all true, valid and accurate.

9.	The provision of the mortgage guarantee hereunder by Party A will neither damage the legitimate rights and interest of any third party nor violate the legal and agreed obligations of Party A.

Party A (common seal): Zhejiang Changxing Ruilang Electronic Co., Ltd. (seal)

Legal representative (principal) or authorized agent (signature): /s/ Xu Keyong

January 12, 2010

Party B (common seal): China Construction Bank Changxing Sub-branch (seal)

Principal or authorized agent (signature): /s/ WangWei

January 12, 2010

E2-650
24/5/2010

合同编号：54720009850201000?

抵押人（甲方）：浙江长兴诺万佳电子有限公司

住所：长兴县和平镇工业园二路 邮政编码：313100

法定代表人（负责人）：徐光惠

传真：6030427 电话：6052686

抵押权人（乙方）：中国建设银行股份有限公司长兴支行

住所：长兴县雉城镇县前西街18号 邮政编码：313100

负责人：王宏伟

传真： 电话：6024028

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鉴于乙方为长兴昌盛电气有限公司（下称“债务人”）连续办理下列第（一）项授信业务而将要（及/或已经）与债务人在2010年1月12日至2013年1月11日期间（下称“债权确定期间”）签订人民币资金借款合同、外汇资金借款合同、银行承兑协议、信用证开证合同、出具保函协议及/或其他法律性文件（在债权确定期间签订的上述合同、协议及/或其他法律性文件下称“主合同”）。

（一）发放人民币/外币贷款；

（二）承兑商业汇票；

（三）开立信用证；

（四）出具保函；

（五）其他授信业务：此栏空白。

甲方愿意为债务人在主合同项下的一系列债务提供最高额抵押担保。根据有关法律法规和规章，甲乙双方经协商一致，订立本合同，以便共同遵守执行。

第一条　抵押财产

一、甲方以本合同 “抵押财产清单”所列之财产设定抵押。

二、抵押财产换发新的所有权或其他权利证书（明），导致本合同“抵押财产清单”或者乙方收执的他项权利（抵押权）证书或抵押权证明文件与上述新的权利证书（明）或登记机关的登记簿相关记载不一致的，甲方不得以此为由拒绝承担担保责任。

三、除非甲乙双方另有约定或法律另有规定，抵押财产上因附合、混合、加工、改建等原因而新增的物也作为乙方债权的抵押担保，甲方应根据乙方的要求办理必要的抵押登记等手续。

四、如果抵押财产价值已经或者可能减少，影响乙方债权实现，甲方应按照乙方要求提供新的担保。

第二条　担保范围与最高债权限额

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一、本最高额抵押的担保范围为主合同项下全部债务，包括但不限于全部本金、利息（包括复利和罚息）、违约金、赔偿金、债务人应向乙方支付的其他款项（包括但不限于乙方垫付的有关手续费、电讯费、杂费、信用证项下受益人拒绝承担的有关银行费用等）、乙方实现债权与担保权利而发生的费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）。

二、本最高额抵押项下担保责任的最高限额为（币种）人民币（金额大写）肆仟肆佰万元整。如甲方根据本合同履行担保义务的，该最高额按履行的金额相应递减。

三、主合同项下的贷款、垫款、利息、费用或乙方的任何其他债权的实际形成时间即使超出债权确定期间，仍然属于本最高额抵押的担保范围。主合同项下债务履行期限届满日不受债权确定期间届满日的限制。

第三条　抵押财产登记

双方应于本合同签订后伍个工作日内到相应的登记部门办理抵押登记手续。甲方应于抵押登记完成之日将抵押财产的他项权利证书、抵押登记文件正本原件及其他权利证书交乙方持有。

第四条　主合同变更

一、甲方同意，乙方与债务人签订主合同或对主合同进行任何变更（包括但不限于延长债务履行期限或增加债权本金金额），均无需通知甲方，甲方仍应在本合同约定的最高额以及担保范围内承担担保责任。

二、当事人变化

甲方的担保责任不因出现下列任一情况而减免：

（一）乙方或债务人发生改制、合并、兼并、分立、增减资本、合资、联营、更名等情形；

（二）乙方委托第三方履行其在主合同项下的义务；

三、主合同项下债权转移给第三人的， 本合同项下的担保随之转让，

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甲方应协助乙方及该第三人办理法律所要求的抵押变更登记手续。

四、主合同项下债权或债务的转移行为未生效、无效、被撤销、被解除，甲方仍按照本合同对乙方承担担保责任。

第五条　抵押财产的占有与保管

一、甲方应妥善地对抵押财产进行占有、保管和维修保养，合理使用抵押财产，维持抵押财产完好，按时缴纳与抵押财产相关的各项税费。乙方有权对抵押财产进行检查，并可要求甲方将抵押财产权利凭证的正本交乙方保管。

二、甲方委托或同意第三方占有、保管、使用抵押财产的，应当告知该第三方乙方抵押权的存在，并要求其保持抵押财产的完好、接受乙方对抵押财产的检查以及不妨碍乙方实现抵押权。甲方不因此免除前款中的义务，同时应对该第三方的行为承担责任。

三、抵押财产造成人身或财产损害的，应由甲方自行承担赔偿责任。如果乙方因此遭到索赔而承担了责任，或为甲方垫付了赔偿金，则乙方有权向甲方追偿。

第六条　抵押财产的保险

一、除非双方另有约定，甲方应根据有关法律及乙方指定的险种、保险期限、投保金额办理抵押财产的保险。保险人应当具备法定资质和良好信誉。

二、保险单内容应当符合乙方的要求，不得附有损害乙方权益的限制性条件。保险单上应特别注明：乙方为保险赔偿金的优先受偿人（第一受益人）；变更保险单应经过乙方书面同意；一旦发生保险事故，保险人应将保险赔偿金直接划付至乙方指定的账户。抵押财产已保险的但保险单未注明上述内容的，应对保险单作出相应的批注或变更。

三、甲方应确保保险连续有效，不得以任何理由致使保险中断、撤销、失效，或者致使保险人减免赔偿责任，或者不经乙方同意变更保险单。如果保险期间届满时，甲方担保的债权未全部受偿的，甲方应当续保，对保险期间作相应延长。

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四、甲方应于本合同订立之日（抵押财产续保的，则为续保完成之日）起 12 个工作日内将抵押财产的保险单正本交付乙方，并且在乙方预留有关保险索赔或保险权益转让所必需的文件。

五、就抵押财产取得的保险赔偿金，乙方有权选择下列方法进行处理，甲方应协助办理有关手续：

（一）经乙方同意，用于修复抵押财产，以恢复抵押财产价值；

（二）清偿或提前清偿主合同项下债务本息及相关费用；

（三）为主合同项下债务提供质押担保；

（四）甲方提供符合乙方要求的新的担保后，由甲方自由处分。

第七条　对甲方处分抵押财产的限制

一、未经乙方书面同意，甲方不得以任何方式处分抵押财产，包括但不限于放弃、出租（包括原租赁合同到期后续租）、赠予、转让、出资、重复担保、迁移、改为公益用途、与其他物添附或改建、分割。

二、经乙方书面同意，甲方处分抵押财产而获得价款或其他款项应当存入乙方指定的账户。乙方有权选择本合同第六条第五款第（二）至（四）项约定的任一方法对上述款项进行处理，甲方应协助办理有关手续。

第八条　第三方妨碍

一、如果抵押财产被国家征收、征用、拆除、没收、无偿收回，或者抵押财产被第三方查封、冻结、扣押、监管、留置、拍卖、强行占有、毁损或者进行其他处置，甲方应当立即通知乙方，并及时采取制止、排除或补救措施，防止损失扩大；若乙方提出要求，甲方应提供符合乙方要求的新担保。

二、抵押财产发生前款情形后的剩余部分仍作为乙方债权的抵押担保。甲方因上述原因取得的赔偿金或补偿金，应存入乙方指定的账户。乙方有权选择本合同第六条第五款第（一）至（四）项约定的任一方法对上述款项进行处理，甲方应协助办理有关手续。

第九条　抵押权实现

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一、债务人不履行主合同项下到期债务或不履行被宣布提前到期的债务，或违反主合同的其他约定，乙方有权处分抵押财产。

二、本合同《抵押财产清单》记载的或双方另行约定的抵押财产价值（下称“暂定价值”），无论是否记载于登记机关的登记簿，均不表明抵押财产的最终价值，其最终价值为乙方处分抵押财产所得价款在扣除各项税费后的净额。

若以抵押财产抵偿乙方债权的，上述暂定价值并不作为抵押财产抵偿乙方债权的依据，届时抵押财产的价值应由甲乙双方协商一致或依法公平评估确定。

三、乙方处分抵押财产所得价款，在支付变卖或拍卖过程中的费用（包括但不限于保管费、评估费、拍卖费、过户费、税费、国有土地使用权出让金等）后，优先用于清偿主合同项下的债务，剩余价款退还甲方。

四、甲方与债务人为同一人的，乙方可以对甲方的抵押财产之外的财产申请强制执行，且不以放弃抵押权或必须先处分抵押财产为前提条件。

五、甲方不得以任何方式（包括作为或不作为）妨碍乙方实现抵押权。

六、无论乙方对主合同项下的债权是否拥有其他担保（包括但不限于保证、抵押、质押、保函、备用信用证等担保方式），不论上述其他担保何时成立、是否有效、乙方是否向其他担保人提出权利主张，也不论是否有第三方同意承担主合同项下的全部或部分债务，也不论其他担保是否由债务人自己所提供，甲方在本合同项下的担保责任均不因此减免，乙方均可直接要求甲方依照本合同约定在其担保范围内承担担保责任，甲方将不提出任何异议。

七、如果本合同约定的担保责任最高限额低于主合同项下实际发生的债权余额，在甲方承担担保责任后主合同项下的债权仍未获完全清偿，则甲方承诺，其向债务人或其他担保人主张（包括预先行使）代位权或追偿权，不应使乙方利益受到任何损害，并同意主合同项下债务的清偿优先于甲方代位权或追偿权的实现。

具体而言，在乙方债权未被全部清偿前，

（一）甲方同意不向债务人或其他担保人主张代位权或追偿权；如因任

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对处分抵押财产所得价款进行处理，甲方应协助办理有关手续。

（三）如果因甲方原因导致抵押权未有效设立，或者导致抵押财产价值减少，或者导致乙方未及时或未充分实现抵押权，且甲方与债务人不是同一人，乙方有权要求甲方在本合同约定的担保范围内对担保的债务与债务人承担连带责任。

二、乙方的违约责任：

如果乙方因过错遗失甲方交付的抵押财产权利证书；或者主合同项下债务清偿完毕后，乙方不及时返还抵押财产权利证书或在甲方提出申请后不依法协助办理抵押登记注销手续，甲方有权采取以下一项或多项措施：

（一）要求乙方承担抵押财产权利证书的补办费用；

（二）要求乙方限期返还抵押财产的权利证书，或协助甲方注销抵押财产登记。

第十一条　其他条款

一、费用承担

与本合同及本合同项下抵押财产有关的一切费用（包括但不限于占有、管理、处置、登记、公证、保险、运输、仓储、保管、估价、维修、保养、拍卖、过户等费用），均由甲方承担，双方另有约定的除外。

二、　应付款项的划收

对于甲方在本合同项下的全部应付款项，乙方有权从甲方在中国建设银行系统开立的账户中划收人民币或其他币种的相应款项，且无须提前通知甲方。需要办理结售汇或外汇买卖手续的，甲方有义务协助乙方办理，汇率风险由甲方承担。

三、甲方信息的使用

甲方同意乙方向中国人民银行及信贷征信主管部门批准建立的信用数据库或有关单位、部门查询甲方的信用状况，并同意乙方将甲方信息提供给中国人民银行及信贷征信主管部门批准建立的信用数据库。甲方并同意，乙

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方为业务需要也可以合理使用并披露甲方信息。

四、公告催收

对甲方发生违约情形，乙方有权向有关部门或单位予以通报，有权通过新闻媒体进行公告催收。

五、乙方记录的证据效力

除非有可靠、确定的相反证据，乙方有关本金、利息、费用和还款记录等内容的内部账务记载，乙方制作或保留的债务人办理提款、还款、付利息等业务过程中发生的单据、凭证及乙方催收贷款的记录、凭证，均构成有效证明主合同项下债权关系的确定证据。甲方不能仅因为上述记录、记载、单据、凭证由乙方单方制作或保留，而提出异议。

六、权利保留

乙方在本合同项下的权利并不影响和排除其根据法律、法规和其它合同所享有的任何权利。任何对违约或延误行为施以任何宽容、宽限、优惠或延缓行使本合同项下的任何权利，均不能视为对本合同项下权利、权益的放弃或对任何违反本合同行为的许可或认可，也不影响、阻止和妨碍对该权利的继续行使或对其任何其它权利的行使，也不因此导致乙方对甲方承担义务和责任。

即使乙方不行使或延缓行使主合同项下的任何权利或未用尽主合同项下的任何救济，甲方在本合同项下的担保责任并不因此减免，但是乙方若减免主合同项下债务，甲方在本合同项下的担保责任相应减免。

七、甲方如发生分立、解散、进入破产程序、被撤销、被注销工商登记、被吊销营业执照，抵押财产因自然因素或者因第三人行为而毁损、灭失、被侵害、脱离甲方控制，抵押财产权属发生争议或权利证书（明）被注销，均应立即通知乙方。

八、债务人解散或破产

甲方知道债务人进入解散或破产程序后，应当立即通知乙方申报债权，同时自己应及时参加解散或破产程序，预先行使追偿权。甲方知道或者应当

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知道债务人进入解散或破产程序，但未能及时预先行使追偿权的，其损失由甲方自行承担。

尽管有本条第六款第二项的约定，在债务人破产程序中，如果乙方与债务人达成和解协议，或者同意重整计划，本合同项下乙方的权利不因和解协议或重整计划而受到损害，甲方的担保责任不予以减免。甲方不得以和解协议、重整计划规定的条件对抗乙方的权利主张。乙方在和解协议、重整计划中对债务人作出让步而未能获得清偿的债权部分，仍有权要求甲方承担担保责任。

九、甲方解散或破产

甲方发生解散或破产的，即使乙方在主合同项下债权尚未到期，乙方也有权参加甲方清算或破产程序，申报权利。

十、甲方的通讯地址或联系方式如发生变动，应立即书面通知乙方，因未及时通知而造成的损失由甲方自行承担。

十一、 其他约定事项

在本合同约定期限内，乙方与债务人签订的其他有关合同或[illegible]所签订的一切合同、协议以及其他法律性文件，如[illegible]本合同作担保的应当[illegible]文件中予以明确。

十二、合同争议解决方式

本合同在履行过程中发生争议，可以通过协商解决，协商不成，按以下第壹种方式解决，在诉讼或仲裁期间，本合同不涉及争议部分的条款仍须履行。

（一）向乙方住所地人民法院起诉。

（二）提交 此栏空白 仲裁委员会（仲裁地点为 此栏空白 ），按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

十三、合同的生效

本合同经甲方法定代表人（负责人）或授权代理人签字或加盖公章及乙方负责人或授权代理人签字或加盖公章后生效。

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十四、本合同一式叁份。

第十二条　抵押财产清单

本合同项下的抵押财产清单如下：

抵　押　物　清　单

抵押财产名称	权属证书及其他有关证书编号	处　所	面积或数　量	抵押财产的价值（万元）	已经为其他债权设定抵押的金额（万元）	备注
房产	00126627 00126762	长治国经济开发区	30307.92平方米	2597.5501	-0-	
土地使用权	长治国用(2007)第1-1756号	长治国经济开发区	59551.78平方米	2007.3049	-0-	

第十三条　甲方陈述与保证

一、甲方清楚地知悉乙方的经营范围、授权权限。

二、甲方已阅读本合同及主合同所有条款。应甲方要求，乙方已经就本合同及主合同做了相应的条款说明。甲方对本合同及主合同条款的含义及相应的法律后果已全部通晓并充分理解。

三、甲方具备担保人的合法资格，甲方在本合同项下的担保行为符合法律、行政法规、规章和甲方章程或内部组织文件的规定，且已获得公司内部有权机构及/或国家有权机关的批准。因甲方无权签署本合同而产生的一切责任均由甲方承担,包括但不限于全额赔偿乙方因此遭受的损失。

四、甲方确认自己对债务人的资产、债务、经营、信用、信誉等情况、是否具备签订主合同的主体资格和权限以及主合同的所有内容已经充分了解。

五、甲方对抵押财产依法享有所有权或处分权，抵押财产并非公益设施、禁止流通与转让的财产，不存在任何权属争议。

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六、抵押财产不存在其他共有人，或者虽然存在其他共有人，但该抵押担保行为已经获得其他共有人的书面同意。

七、抵押财产不存在任何未书面告知乙方的瑕疵或负担，包括但不限于抵押财产为限制流通物、被查封、被扣押、被监管、被出租、被留置、抵押财产存在拖欠购置价款、维修费用、建设工程价款、国家税款、土地使用权出让金、损害赔偿金等情形或者抵押财产已为第三人设定担保。

八、甲方提供给乙方的一切与抵押财产有关的资料和信息均是真实合法、准确完整的。

九、甲方提供本抵押担保不损害任何第三人的合法利益，不违背甲方的法定与约定义务。

甲方（公章）：

法定代表人（负责人）或授权代理人（签字）：____

2010 年 1 月 12 日

乙方（公章）：

负责人或授权代理人（签字）：____

2010 年 1 月 12 日

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